UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2012 (June 13, 2012)

CLEVELAND BIOLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street
Buffalo, New York 14203
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

_____________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On June 13, 2012, Cleveland BioLabs, Inc. (the “Company”) announced that Yakov Kogan, Ph.D., M.B.A., the current Interim Chief Executive Officer of the Company, has been appointed to the position of Chief Executive Officer, effective immediately.

(e)

2012 Long-term Executive Compensation Plan

On June 13, 2012, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) approved the Company’s 2012 Long-term Executive Compensation Incentive Plan (the “Long-term Executive Compensation Plan”). A description of the material terms of the Long-term Executive Compensation Plan is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Approval of Compensation for Chief Executive Officer and President

On June 13, 2012, in connection with the appointment of Dr. Kogan to the position of Chief Executive Officer, the Compensation Committee approved changes in the annual base salaries for Dr. Kogan and Michael Fonstein, which will go into effect on June 16, 2012, and the award of stock options to Dr. Kogan. The Compensation Committee approved the change of Dr. Kogan’s annual base salary to $345,000 and the change of Dr. Fonstein’s annual base salary to $270,000 and the award of 100,000 stock options to Dr. Kogan.  The stock options will be awarded in compliance with the Company’s Equity Award Guidelines and will vest immediately when granted.

Second Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan

As described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders of the Company held on June 13, 2012 (the “2012 Annual Meeting”) in Buffalo, New York, the Company's stockholders approved the Second Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan (the “Second Amendment”).

The Second Amendment had previously been approved by the Company’s Board of Directors, subject to stockholder approval. A detailed description of the terms of the Second Amendment is contained in the Company’s Proxy Statement for the 2012 Annual Meeting under the caption “Approval of Second Amendment to Equity Plan”, and is incorporated herein by reference. This description is qualified in its entirety by the terms and conditions of the Second Amendment, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

In connection with the approval of the Second Amendment, the Company has updated the Form of Stock Award and the Form of Non-Qualified Stock Option Agreement, which are filed as Exhibit 99.2 and Exhibit 99.3 hereto, respectively, and are incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 12, 2012, the Company’s Board of Directors approved an amended and restated Code of Ethics for Senior Executives and Financial Officers (the “Code”). The revisions include, among other things: (1) the inclusion of financial officers with respect to the Code; (2) the addition of a section regarding the avoidance of conflicts of interest and disclosure to the Vice President-Compliance or his/her designee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict; and (3) the addition of a section regarding disclosure to the Chairperson of the Audit Committee of any material information that could affect the disclosures made by the Company in its public filings, any information concerning significant deficiencies in the design or operation of the Company’s internal financial controls, or any fraud involving any of the Company’s financial reporting, disclosures or internal controls. The foregoing summary of the amended and restated Code is subject to and qualified in its entirety by reference to the full text of the Code, as so amended and restated, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and which is incorporated by reference into this Item 5.05. The amended Code is posted on the Company’s website at www.cbiolabs.com under the “Corporate Governance” subsection of the “Investors” tab.

Item 5.07.	Submission of Matters to Vote of Security Holders.

The results of matters submitted to a stockholder vote at the 2012 Annual Meeting are as follows:

Proposal 1: Election of Directors. Seven nominees were elected to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

	Votes
Nominee	FOR	WITHHELD
James J. Antal	9,885,043	2,320,689
Paul E. DiCorleto	9,363,648	2,842,084
Michael Fonstein	8,596,271	3,609,461
Andrei Gudkov	9,921,289	2,284,443
Bernard L. Kasten	9,336,498	2,869,234
Yakov Kogan	9,565,112	2,640,620
David C. Hohn	9,908,656	2,297,076

Proposal 2: Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ended December 31, 2012. The selection of Meaden & Moore, Ltd., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012, was ratified with the votes set forth below:

Votes FOR	Votes AGAINST	Abstentions
27,438,651	2,556,704	183,746

Proposal 3: Advisory vote to approve compensation of the Named Executive Officers. The proposal relating to the non-binding stockholder advisory vote to approve the compensation of the Company’s Named Executive Officers, as described in the Company’s proxy statement filed with the Securities and Exchange Commission on April 30, 2012, was approved with the votes set forth below:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
8,099,572	3,975,497	130,663	17,973,369

Proposal 4: Approval of Second Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan. Stockholders approved the Second Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan with the votes set forth below:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
6,148,632	5,886,957	170,143	17,973,369

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	2012 Long-term Executive Compensation Incentive Plan
14.1	Code of Ethics for Senior Executives and Financial Officers
99.1	Second Amendment to Cleveland BioLabs, Inc. Equity Incentive Plan
99.2	Form of Stock Award
99.3	Form of Non-Qualified Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEVELAND BIOLABS, INC.

By:	/s/ Yakov Kogan
Name:	Yakov Kogan
Title:	Chief Executive Officer

Date: June 15, 2012